UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2024

HPS CORPORATE LENDING FUND

(Exact name of Registrant as specified in Its Charter)

Delaware	814-01431	84-6391045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street, 33rd Floor
New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-6767

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Transfer Agent Agreement

On December 16, 2024, HPS Corporate Lending Fund (the “Fund”) entered into a Services Agreement (the “Transfer Agent Agreement”) with SS&C GIDS Inc. as the Fund’s transfer agent (“SS&C”). Pursuant to the Transfer Agent Agreement, SS&C, among other things, receives and processes orders for the purchase of common shares of the Fund (the “Shares”) in accordance with applicable rules and regulations. SS&C also processes any subscription agreements received from prospective holders of Shares and share repurchase requests. The Transfer Agent Agreement may be terminated by the Fund or SS&C (i) on 90 days’ written notice after the expiration of the initial term of the Transfer Agent Agreement or (ii) upon written notice to the other party if certain events enumerated in the Transfer Agent Agreement occur.

In addition, and in connection with the transition to SS&C as the Fund’s transfer agent as discussed above, the Fund provided notice for the termination of the Transfer Agent Servicing Agreement dated as of November 30, 2021 by and between the Fund and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“U.S. Bank”), which termination became effective as of December 16, 2024.

Item 1.02.	Termination of a Material Definitive Agreement.

The information regarding the notice provided for the termination of the Fund’s former Transfer Agent Servicing Agreement with U.S. Bank under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

10.1	Transfer Agent Agreement by and among HPS Corporate Lending Fund and SS&C GIDS Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HPS CORPORATE LENDING FUND

Date: December 18, 2024	By:	/s/ Robert Busch
	Name:	Robert Busch
	Title:	Chief Financial Officer